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             SUBSIDIARIES OF ASSURANT, INC. AS OF DECEMBER 31, 2010

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
Assurant, Inc.
                                Owns 100% of Family Considerations, Inc.
                                Owns 100% of FamilySide, Inc.
                                Owns 100% of Florida Office Corp.
                                Owns 100% of GP Legacy Place, Inc.
                                Owns 100% of Insureco, Inc.
                                Owns 100% of Interfinancial Inc.
                                Owns 100% of Union Security Life Insurance Company of New York
Insureco, Inc.
                                Owns 100% of Assurant Reinsurance of Turks & Caicos, Ltd.
                                Owns 100% of Insureco Agency & Insurance Services, Inc. (CA)
Interfinancial Inc.
                                Owns 100% of ALOC Holdings ULC
                                Owns 100% of American Bankers Insurance Group
                                Owns 100% of American Memorial Life Insurance Company
                                Owns 100% of American Security Insurance Company
                                Owns 100% of Denticare of Alabama, Inc.
                                Owns 100% of Disability Reinsurance Management Services, Inc.
                                Owns 100% of Guardian Travel, Inc.
                                Owns 100% of John Alden Financial Corporation
                                Owns 100% of Mortgage Group Reinsurance, Ltd.
                                Owns 100% of SSDC Services Corp. (fka SSDC Corp.)
                                Owns 100% of Time Insurance Company
                                Owns 100% of TrackSure Insurance Agency, Inc.
                                Owns 100% of UDC Dental California, Inc.
                                Owns 100% of UDC Ohio, Inc.
                                Owns 100% of Union Security DentalCare of Georgia, Inc.
                                Owns 100% of Union Security DentalCare of New Jersey, Inc.
                                Owns 100% of Union Security Insurance Company
                                Owns 100% of United Dental Care of Arizona, Inc.
                                Owns 100% of United Dental Care of Colorado, Inc.
                                Owns 100% of United Dental Care of Michigan, Inc.
                                Owns 100% of United Dental Care of Missouri, Inc.
                                Owns 100% of United Dental Care of New Mexico, Inc.
                                Owns 100% of United Dental Care of Texas, Inc.
                                Owns 100% of United Dental Care of Utah, Inc.
ALOC Holdings ULC
                                Owns 100% of Assurant Life of Canada
American Security Insurance
Company
                                Owns 100% of Standard Guaranty Insurance Company
John Alden Financial
Corporation
                                Owns 100% of John Alden Life Insurance Company
                                Owns 100% of NSM Sales Corporation
John Alden Life Insurance
Company
                                Owns 100% of North Star Marketing Corporation
Time Insurance Company
                                Owns 100% of National Insurance Institute, LLC
Union Security Insurance
Company
                                Owns 100% of Dental Health Alliance, LLC
American Bankers Insurance
Group, Inc.
                                Owns 100% of ABI International
                                Owns 100% of American Bankers Dominicana, S.A.
                                Owns 100% of American Bankers Insurance Company of Florida
                                Owns 100% of American Bankers Life Assurance Company of Florida
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
                                Owns 100% of American Bankers Management Company, Inc
                                Owns 100% of American Reliable Insurance Company
                                Owns 100% of Assurant Service Protection, Inc.
                                Owns 100% of Assurant Services Canada, Inc.
                                Owns 100% of Bankers Atlantic Reinsurance Company
                                Owns 100% of Federal Warranty Service Corporation
                                Owns 100% of Guardian Investment Services, Inc.
                                Owns 100% of International Financial Group, Inc.
                                Owns 100% of MSDiversified Corp.
                                Owns 100% of National Insurance Agency
                                Owns 100% of Quail Roost Properties, Inc.
                                Owns 49% of Signal Holdings LLC
                                Owns 100% of Sureway, Inc.
                                Owns 100% of TS Holdings, Inc.
                                Owns 100% of Voyager Group, Inc.
                                Owns 100% of Voyager Service Warranties, Inc.
ABIG Holding de Espana, S.L.
                                Owns 96.986% of Assurant Argentina Compania de Seguros Sociedad Anonima
                                Owns 95% of Assurant Services Argentina, S.A.
                                Owns 100% of Assurant Holding de Puerto Rico, Inc.
                                Owns 99% of Assurant Seguradora S.A.
                                Owns 99% of Assurant Services Brasil, Limitada
                                Owns 100% of Assurant Services de Chile, SpA
                                Owns 98% of Assurant Servicios de Mexico, S.A. de CV
                                Owns 99% of Rolim Consult S.A.
ABI International
                                Owns 100% of Assurant Group, Limited
                                Owns 100% of American Bankers International Division, Inc.
American Bankers General
Agency, Inc.
                                Controls thru a management agreement - Reliable Lloyds Insurance Company
American Bankers Insurance
Company of Florida
                                Owns 100% of American Bankers General Agency, Inc.
American Bankers International
Division, Inc.
                                Owns 3.014% of Assurant Argentina Compania de Seguros Sociedad Anonima
                                Owns 5% of Assurant Services Argentina, S.A.
                                Owns 49% of Assurant Danos Mexico S.A.
                                Owns 1% of Assurant Seguradora S.A.
                                Owns 1% of Assurant Services Brasil, Limitada
                                Owns 2% of Assurant Servicios de Mexico, S.A. de CV
                                Owns 100% of Assurant Services of Puerto Rico, Inc.
                                Owns 49% of Assurant Vida Mexico S.A.
                                Owns 74% of Caribbean American Property Insurance Company
                                Owns 100% of ABIG Holding de Espana, S.L.
                                Owns 100% of Caribbean American Life Assurance Company
                                Owns 1% of Rolim Consult S.A.
American Bankers Management
Company, Inc.
                                Owns 100% of Consumer Assist Network Association, Inc.
American Reliable Insurance
Company
                                Owns 100% of U.S. Insurance Services, Inc.
Assurant Group LTD
                                Owns 100% of Adminicle Limited
                                Owns 100% of Assurant Direct Limited (fka Swansure Direct Ltd.)
                                Owns 100% of Assurant General Insurance Limited (fka BICL)
                                Owns 100% of Assurant Life Limited (fka BLAC)
                                Owns 100% of Assurant Services (UK) Limited (fka BISCL)
                                Owns 100% of Assurant Intermediary Ltd. (fka D & D Homecare Ltd.)
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
                                Owns 100% of Assurant Deutschland GmbH
                                Owns 100% of Assurant Italia Agenzia di Assicurazioni s.r.l.
                                Owns 100% of Assurant Services Italia s.r.l.
                                Owns 100% of Assurant Solutions Spain, S.A.
                                Owns 100% of Assurant Services Ireland, Ltd.
                                Owns 100% of ENSCO 778 Limited
Assurant Holding de Puerto
Rico, Inc.
                                Owns 51% of Assurant Danos Mexico S.A.
                                Owns 51% of Assurant Vida Mexico S.A.
Assurant Services Canada, Inc.
                                Owns 100% of 3422151 Canada, Inc.
Adminicle Limited
                                Owns 100% of Key Adminicle Limited
3422151 Canada, Inc.
                                Owns 100% of Preferred Benefits Alliance, Inc.
                                Owns 100% of Direct Marketing Centre, Inc.
Caribbean American Life
Assurance Company
                                Owns 26% of Caribbean American Property Insurance Company
Federal Warranty Service
Corporation
                                Owns 80% of Service Delivery Advantage, LLC
MS Diversified Corp.
                                Owns 100% of United Service Protection Corporation
                                Owns 100% of United Service Protection, Inc.
Signal Holdings LLC
                                Owns 99.9% of CWork Solutions, LP
                                Owns 100% of Signal GP LLC
                                Owns 100% of Signal Northwest LLC
                                Owns 99.9% of The Signal LP
                                Owns 100% of TeleCom Re, Inc.
CWork Solutions, LP
                                Owns 100% of CWork Financial Management LLC
Signal GP LLC
                                Owns 0.1% of CWork Solutions, LP
                                Owns 0.1% of The Signal LP
Sureway, Inc.
                                Owns 100% of Assurant Consulting Company, Limited.
The Signal LP
                                Owns 100% of Signal Financial Management LLC
Telecom Re, Inc.
                                Owns 51% of Signal Holdings LLC
Voyager Group Inc.
                                Owns 100% of Voyager Indemnity Insurance Company
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